Price/Margin Table                               REPORT PRINT DATE : 05-JUN-96
Portfolio Name : AMRESCO                         REPORT PRINT TIME : 13:50:10
___________________________________________________________________________
Class  : A1
Coupon : 1MO LIBOR + 11bps                Payment Period : MONTHLY
Settlement Date : 06/12/96
Stated Maturity Date : N/A                Accrual Bond : NO
Accrual Start Date : 06/25/96
Original Balance :  $ 70,892,000.00       Days Delay :  0
Last Payment Date : NEW BOND
Current Balance :   $ 70,892,000.00
Next Payment Date : 07/25/96
____________________________________________________________________________
Coupon is paid on a 330/360 basis (not actual/360) and margins are calculated on a 30/360 basis.

Prepay speeds ramp from 0% to X% CPR linearly over 10 months, based on the age of the loan.

GRP I       15%            18%            20%            21%            22%            24%            28%
GRP II      21%            21%            21%            21%            21%            21%            21%

  PRICE
 (32nds)    MARGIN  DUR    MARGIN  DUR    MARGIN  DUR    MARGIN  DUR    MARGIN  DUR    MARGIN  DUR    MARGIN  DUR
- ---------   ------ -----   ------ -----   ------ -----   ------ -----   ------ -----   ------ -----   ------ -----

    99.30   0.1644  1.11   0.1718  0.98   0.1764  0.91   0.1786  0.88   0.1808  0.85   0.1849  0.81   0.1928  0.73
    99.30+  0.1506         0.1562         0.1596         0.1613         0.1629         0.1660         0.1719
    99.31   0.1369         0.1405         0.1428         0.1439         0.1450         0.1471         0.1509
    99.31+  0.1232         0.1249         0.1261         0.1266         0.1271         0.1281         0.1300

   100.00   0.1094  1.11   0.1093  0.98   0.1093  0.91   0.1093  0.88   0.1092  0.85   0.1092  0.81   0.1091  0.73
   100.00+  0.0957         0.0937         0.0925         0.0919         0.0914         0.0903         0.0882
   100.01   0.0819         0.0781         0.0758         0.0746         0.0735         0.0713         0.0673
   100.01+  0.0682         0.0625         0.0590         0.0573         0.0556         0.0524         0.0464

   100.02   0.0545  1.11   0.0470  0.98   0.0423  0.91   0.0400  0.88   0.0378  0.85   0.0335  0.81   0.0255  0.73
   100.02+  0.0408         0.0314         0.0255         0.0227         0.0199         0.0146         0.0046

FIRST PAY   07/25/96       07/25/96       07/25/96       07/25/96       07/25/96       07/25/96       07/25/96
AVG. LIFE    1.19           1.04           0.96           0.93           0.90           0.85           0.77
FINAL MAT   09/25/98       05/25/98       03/25/98       02/25/98       01/25/98       12/25/97       10/25/97

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. This material is furnished to you solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.
1. Yields and Modified Durations are Corporate Bond Equivalent. Yields are calculated to call.
2. Current Balance is projected for each prepayment model; Settlement is in or beyond the Delay Period.
Call Features: 10%
Goldman, Sachs & Co._______________________________________________Page 1

Price/Yield Table                               REPORT PRINT DATE : 05-JUN-96
Portfolio Name : AMRESCO                        REPORT PRINT TIME : 08:53:11
____________________________________________________________________________
Class  : A2
Coupon : 7.07500                          Payment Period : MONTHLY
Settlement Date : 06/12/96
Stated Maturity Date : N/A                Accrual Bond : NO
Accrual Start Date : 06/01/96
Original Balance :  $ 27,106,000.00       Days Delay : 24
Last Payment Date : NEW BOND
Current Balance :   $ 27,106,000.00
Next Payment Date : 07/25/96
_______________________________________________________________________________

Prepay speeds ramp from 0% to X% CPR linearly over 10 months, based on the age of the loan.
GRP I       15%            18%            20%            21%            22%            24%            28%
GRP II      21%            21%            21%            21%            21%            21%            21%

  PRICE
 (32nds)    YIELD   DUR    YIELD   DUR    YIELD   DUR    YIELD   DUR    YIELD   DUR    YIELD   DUR    YIELD   DUR
- ---------   ------ -----   ------ -----   ------ -----   ------ -----   ------ -----   ------ -----   ------ -----
    99.28    7.041  2.48    7.018  2.14    7.003  1.96    6.996  1.88    6.988  1.81    6.974  1.68    6.945  1.47
    99.28+   7.034          7.011          6.995          6.987          6.980          6.964          6.934
    99.29    7.028          7.004          6.987          6.979          6.971          6.955          6.924
    99.29+   7.022          6.996          6.979          6.971          6.963          6.946          6.913

    99.30    7.016  2.48    6.989  2.14    6.971  1.96    6.963  1.88    6.954  1.81    6.937  1.68    6.903  1.47
    99.30+   7.009          6.982          6.963          6.954          6.945          6.927          6.892
    99.31    7.003          6.974          6.955          6.946          6.937          6.918          6.881
    99.31+   6.997          6.967          6.947          6.938          6.928          6.909          6.871

   100.00    6.991  2.48    6.960  2.14    6.939  1.96    6.929  1.88    6.919  1.81    6.899  1.68    6.860  1.47
   100.00+   6.984          6.952          6.931          6.921          6.911          6.890          6.850
   100.01    6.978          6.945          6.923          6.913          6.902          6.881          6.839
   100.01+   6.972          6.938          6.915          6.904          6.893          6.871          6.829

   100.02    6.965  2.48    6.931  2.14    6.907  1.96    6.896  1.88    6.885  1.81    6.862  1.68    6.818  1.47

FIRST PAY   09/25/98       05/25/98       03/25/98       02/25/98       01/25/98       12/25/97       10/25/97
AVG. LIFE    2.82           2.39           2.17           2.08           1.99           1.84           1.60
FINAL MAT   10/25/99       04/25/99       01/25/99       11/25/98       10/25/98       08/25/98       04/25/98

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.
This material is furnished to you solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

Notes:
1. Yields and Modified Durations are Corporate Bond Equivalent. Yields are calculated to call.
2. Current Balance is projected for each prepayment model; Settlement is in or beyond the Delay Period.
Call Features: 10%

Goldman, Sachs & Co._____________________________________________________

Price/Yield Table                               REPORT PRINT DATE : 05-JUN-96
Portfolio Name : AMRESCO                        REPORT PRINT TIME : 08:58:21
_____________________________________________________________________
Class  : A3
Coupon : 7.25000                          Payment Period : MONTHLY
Settlement Date : 06/12/96
Stated Maturity Date : N/A                Accrual Bond : NO
Accrual Start Date : 06/01/96
Original Balance :  $ 34,146,000.00       Days Delay : 24
Last Payment Date : NEW BOND
Current Balance :   $ 34,146,000.00
Next Payment Date : 07/25/96
______________________________________________________________________________

Prepay speeds ramp from 0% to X% CPR linearly over 10 months, based on the age of the loan.
GRP I       15%            18%            20%            21%            22%            24%            28%
GRP II      21%            21%            21%            21%            21%            21%            21%

  PRICE
 (32nds)    YIELD   DUR    YIELD   DUR    YIELD   DUR    YIELD   DUR    YIELD   DUR    YIELD   DUR    YIELD   DUR
- ---------   ------ -----   ------ -----   ------ -----   ------ -----   ------ -----   ------ -----   ------ -----
    99.28    7.258  3.51    7.242  3.02    7.231  2.76    7.225  2.65    7.220  2.55    7.209  2.36    7.187  2.06
    99.28+   7.254          7.237          7.225          7.220          7.214          7.202          7.179
    99.29    7.249          7.232          7.220          7.214          7.208          7.196          7.171
    99.29+   7.245          7.226          7.214          7.208          7.202          7.189          7.164

    99.30    7.241  3.51    7.221  3.02    7.208  2.76    7.202  2.65    7.195  2.55    7.182  2.36    7.156  2.06
    99.30+   7.236          7.216          7.203          7.196          7.189          7.176          7.149
    99.31    7.232          7.211          7.197          7.190          7.183          7.169          7.141
    99.31+   7.227          7.206          7.191          7.184          7.177          7.163          7.134

   100.00    7.223  3.51    7.201  3.02    7.186  2.76    7.178  2.65    7.171  2.55    7.156  2.36    7.126  2.06
   100.00+   7.218          7.195          7.180          7.173          7.165          7.149          7.118
   100.01    7.214          7.190          7.175          7.167          7.159          7.143          7.111
   100.01+   7.209          7.185          7.169          7.161          7.153          7.136          7.103

   100.02    7.205  3.51    7.180  3.02    7.163  2.77    7.155  2.65    7.146  2.55    7.130  2.36    7.096  2.06

FIRST PAY   10/25/99       04/25/99       01/25/99       11/25/98       10/25/98       08/25/98       04/25/98
AVG. LIFE    4.19           3.53           3.19           3.05           2.91           2.68           2.30
FINAL MAT   07/25/01       09/25/00       04/25/00       02/25/00       12/25/99       08/25/99       03/25/99

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. This material is furnished to you solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

Notes:
1. Yields and Modified Durations are Corporate Bond Equivalent. Yields are calculated to call.
2. Current Balance is projected for each prepayment model; Settlement is in or beyond the Delay Period.
Call Features: 10%

Goldman, Sachs & Co.__________________________________________________________

Price/Yield Table                               REPORT PRINT DATE : 05-JUN-96
Portfolio Name : AMRESCO                        REPORT PRINT TIME : 09:00:59
____________________________________________________________________________
Class  : A4
Coupon : 7.47500                          Payment Period : MONTHLY
Settlement Date : 06/12/96
Stated Maturity Date : N/A                Accrual Bond : NO
Accrual Start Date : 06/01/96
Original Balance :  $ 17,049,000.00       Days Delay : 24
Last Payment Date : NEW BOND
Current Balance :   $ 17,049,000.00
Next Payment Date : 07/25/96
______________________________________________________________________________

 Prepay speeds ramp from 0% to X% CPR linearly over 10 months, based on the age of the loan.
GRP I       15%            18%            20%            21%            22%            24%            28%
GRP II      21%            21%            21%            21%            21%            21%            21%

  PRICE
 (32nds)    YIELD   DUR    YIELD   DUR    YIELD   DUR    YIELD   DUR    YIELD   DUR    YIELD   DUR    YIELD   DUR
- ---------   ------ -----   ------ -----   ------ -----   ------ -----   ------ -----   ------ -----   ------ -----
    99.27    7.516  4.49    7.505  3.89    7.497  3.57    7.493  3.42    7.489  3.29    7.481  3.05    7.464  2.66
    99.27+   7.513          7.501          7.492          7.488          7.484          7.475          7.458
    99.28    7.509          7.497          7.488          7.484          7.479          7.470          7.452
    99.28+   7.506          7.493          7.484          7.479          7.474          7.465          7.446

    99.29    7.502  4.49    7.489  3.89    7.479  3.57    7.474  3.43    7.470  3.29    7.460  3.05    7.441  2.66
    99.29+   7.499          7.485          7.475          7.470          7.465          7.455          7.435
    99.30    7.496          7.481          7.470          7.465          7.460          7.450          7.429
    99.30+   7.492          7.477          7.466          7.461          7.455          7.445          7.423

    99.31    7.489  4.49    7.473  3.89    7.462  3.57    7.456  3.43    7.451  3.29    7.440  3.05    7.417  2.66
    99.31+   7.485          7.469          7.457          7.452          7.446          7.435          7.411
   100.00    7.482          7.465          7.453          7.447          7.441          7.430          7.405
   100.00+   7.478          7.461          7.449          7.443          7.437          7.424          7.400

   100.01    7.475  4.49    7.457  3.89    7.444  3.57    7.438  3.43    7.432  3.29    7.419  3.06    7.394  2.66
   100.01+   7.471          7.453          7.440          7.434          7.427          7.414          7.388
   100.02    7.468          7.449          7.436          7.429          7.422          7.409          7.382
   100.02+   7.464          7.445          7.431          7.424          7.418          7.404          7.376

FIRST PAY   07/25/01       09/25/00       04/25/00       02/25/00       12/25/99       08/25/99       03/25/99
AVG. LIFE    5.68           4.77           4.30           4.10           3.91           3.59           3.07
FINAL MAT   09/25/02       09/25/01       03/25/01       12/25/00       09/25/00       05/25/00       10/25/99

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.
This material is furnished to you solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.
Notes:
1. Yields and Modified Durations are Corporate Bond Equivalent. Yields are calculated to call.
2. Current Balance is projected for each prepayment model; Settlement is in or beyond the Delay Period.
Call Features: 10%
Goldman, Sachs & Co.________________________________________________________

Price/Yield Table                              REPORT PRINT DATE : 05-JUN-96
Portfolio Name : AMRESCO                        REPORT PRINT TIME : 09:02:59
____________________________________________________________________________
Class  : A5
Coupon : 7.60000                          Payment Period : MONTHLY
Settlement Date : 06/12/96
Stated Maturity Date : N/A                Accrual Bond : NO
Accrual Start Date : 06/01/96
Original Balance :  $ 22,626,000.00       Days Delay : 24
Last Payment Date : NEW BOND
Current Balance :   $ 22,626,000.00
Next Payment Date : 07/25/96
_____________________________________________________________________________

Prepay speeds ramp from 0% to X% CPR linearly over 10 months, based on the age of the loan.
GRP I       15%            18%            20%            21%            22%            24%            28%
GRP II      21%            21%            21%            21%            21%            21%            21%

  PRICE
 (32nds)    YIELD   DUR    YIELD   DUR    YIELD   DUR    YIELD   DUR    YIELD   DUR    YIELD   DUR    YIELD   DUR
- ---------   ------ -----   ------ -----   ------ -----   ------ -----   ------ -----   ------ -----   ------ -----
    99.27    7.656  5.39    7.647  4.70    7.641  4.33    7.637  4.16    7.634  4.01    7.627  3.72    7.614  3.25
    99.27+   7.654          7.644          7.637          7.634          7.630          7.623          7.609
    99.28    7.651          7.640          7.633          7.630          7.626          7.619          7.604
    99.28+   7.648          7.637          7.630          7.626          7.622          7.615          7.599

    99.29    7.645  5.39    7.634  4.71    7.626  4.33    7.622  4.16    7.618  4.01    7.611  3.72    7.595  3.25
    99.29+   7.642          7.630          7.623          7.619          7.615          7.606          7.590
    99.30    7.639          7.627          7.619          7.615          7.611          7.602          7.585
    99.30+   7.636          7.624          7.615          7.611          7.607          7.598          7.580

    99.31    7.633  5.39    7.620  4.71    7.612  4.33    7.607  4.16    7.603  4.01    7.594  3.72    7.575  3.25
    99.31+   7.630          7.617          7.608          7.604          7.599          7.590          7.571
   100.00    7.627          7.614          7.605          7.600          7.595          7.585          7.566
   100.00+   7.625          7.611          7.601          7.596          7.591          7.581          7.561

   100.01    7.622  5.39    7.607  4.71    7.597  4.33    7.592  4.16    7.587  4.01    7.577  3.72    7.556  3.25
   100.01+   7.619          7.604          7.594          7.589          7.583          7.573          7.551
   100.02    7.616          7.601          7.590          7.585          7.580          7.569          7.547
   100.02+   7.613          7.597          7.587          7.581          7.576          7.565          7.542

FIRST PAY   09/25/02       09/25/01       03/25/01       12/25/00       09/25/00       05/25/00       10/25/99
AVG. LIFE    7.22           6.06           5.46           5.20           4.96           4.54           3.87
FINAL MAT   09/25/04       05/25/03       09/25/02       05/25/02       02/25/02       08/25/01       11/25/00

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. This material is furnished to you solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.
Notes:
1. Yields and Modified Durations are Corporate Bond Equivalent. Yields are calculated to call.
2. Current Balance is projected for each prepayment model; Settlement is in or beyond the Delay Period.
Call Features: 10%
Goldman, Sachs & Co.__________________________________________________________

Price/Yield Table                                REPORT PRINT DATE : 05-JUN-96
Portfolio Name : AMRESCO                         REPORT PRINT TIME : 09:04:34
_____________________________________________________________________________
Class  : A6
Coupon : 7.90000                          Payment Period : MONTHLY
Settlement Date : 06/12/96
Stated Maturity Date : N/A                Accrual Bond : NO
Accrual Start Date : 06/01/96
Original Balance :  $ 26,857,000.00       Days Delay : 24
Last Payment Date : NEW BOND
Current Balance :   $ 26,857,000.00
Next Payment Date : 07/25/96
_____________________________________________________________________________

 Prepay speeds ramp from 0% to X% CPR linearly over 10 months, based on the age of the loan.
GRP I       15%            18%            20%            21%            22%            24%            28%
GRP II      21%            21%            21%            21%            21%            21%            21%

  PRICE
 (32nds)    YIELD   DUR    YIELD   DUR    YIELD   DUR    YIELD   DUR    YIELD   DUR    YIELD   DUR    YIELD   DUR
- ---------   ------ -----   ------ -----   ------ -----   ------ -----   ------ -----   ------ -----   ------ -----
    99.29    7.966  6.68    7.958  5.93    7.953  5.50    7.950  5.31    7.947  5.12    7.941  4.79    7.929  4.21
    99.29+   7.964          7.956          7.950          7.947          7.944          7.938          7.925
    99.30    7.962          7.953          7.947          7.944          7.941          7.934          7.921
    99.30+   7.959          7.950          7.944          7.941          7.938          7.931          7.918

    99.31    7.957  6.68    7.948  5.93    7.941  5.50    7.938  5.31    7.935  5.13    7.928  4.79    7.914  4.21
    99.31+   7.955          7.945          7.938          7.935          7.932          7.925          7.910
   100.00    7.952          7.943          7.936          7.932          7.929          7.921          7.906
   100.00+   7.950          7.940          7.933          7.929          7.926          7.918          7.903

   100.01    7.948  6.68    7.937  5.93    7.930  5.51    7.926  5.31    7.923  5.13    7.915  4.79    7.899  4.21
   100.01+   7.945          7.935          7.927          7.923          7.919          7.912          7.895
   100.02    7.943          7.932          7.924          7.920          7.916          7.908          7.892
   100.02+   7.941          7.929          7.922          7.917          7.913          7.905          7.888

   100.03    7.938  6.68    7.927  5.93    7.919  5.51    7.915  5.31    7.910  5.13    7.902  4.79    7.884  4.22
   100.03+   7.936          7.924          7.916          7.912          7.907          7.899          7.881

FIRST PAY   09/25/04       05/25/03       09/25/02       05/25/02       02/25/02       08/25/01       11/25/00
AVG. LIFE    9.98           8.39           7.56           7.20           6.87           6.28           5.34
FINAL MAT   07/25/08       08/25/06       08/25/05       03/25/05       10/25/04       01/25/04       11/25/02

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. This material is furnished to you solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

Notes:
1. Yields and Modified Durations are Corporate Bond Equivalent. Yields are calculated to call.
2. Current Balance is projected for each prepayment model; Settlement is in or beyond the Delay Period.
Call Features: 10%

Goldman, Sachs & Co._________________________________________________________

Price/Yield Table                              REPORT PRINT DATE : 05-JUN-96
Portfolio Name : AMRESCO                       REPORT PRINT TIME : 09:05:40
____________________________________________________________________________
Class  : A7
Coupon : 8.10000                          Payment Period : MONTHLY
Settlement Date : 06/12/96
Stated Maturity Date : N/A                Accrual Bond : NO
Accrual Start Date : 06/01/96
Original Balance :  $ 26,276,000.00       Days Delay : 24
Last Payment Date : NEW BOND
Current Balance :   $ 26,276,000.00
Next Payment Date : 07/25/96
_____________________________________________________________________________

Prepay speeds ramp from 0% to X% CPR linearly over 10 months, based on the age of the loan.
GRP I       15%            18%            20%            21%            22%            24%            28%
GRP II      21%            21%            21%            21%            21%            21%            21%

  PRICE
 (32nds)    YIELD   DUR    YIELD   DUR    YIELD   DUR    YIELD   DUR    YIELD   DUR    YIELD   DUR    YIELD   DUR
- ---------   ------ -----   ------ -----   ------ -----   ------ -----   ------ -----   ------ -----   ------ -----
    99.27    8.188  7.60    8.183  6.92    8.179  6.53    8.178  6.34    8.176  6.18    8.172  5.85    8.166  5.31
    99.27+   8.185          8.180          8.177          8.175          8.173          8.170          8.163
    99.28    8.183          8.178          8.174          8.173          8.171          8.167          8.160
    99.28+   8.181          8.176          8.172          8.170          8.168          8.164          8.157

    99.29    8.179  7.60    8.174  6.93    8.170  6.53    8.168  6.34    8.166  6.18    8.162  5.85    8.154  5.31
    99.29+   8.177          8.171          8.167          8.165          8.163          8.159          8.151
    99.30    8.175          8.169          8.165          8.163          8.161          8.156          8.148
    99.30+   8.173          8.167          8.163          8.160          8.158          8.154          8.145

    99.31    8.171  7.60    8.165  6.93    8.160  6.53    8.158  6.34    8.156  6.18    8.151  5.85    8.142  5.31
    99.31+   8.169          8.162          8.158          8.155          8.153          8.148          8.139
   100.00    8.167          8.160          8.155          8.153          8.151          8.146          8.136
   100.00+   8.165          8.158          8.153          8.150          8.148          8.143          8.133

   100.01    8.163  7.60    8.156  6.93    8.151  6.53    8.148  6.34    8.146  6.18    8.140  5.85    8.131  5.31
   100.01+   8.161          8.153          8.148          8.146          8.143          8.138          8.128
   100.02    8.159          8.151          8.146          8.143          8.141          8.135          8.125
   100.02+   8.157          8.149          8.143          8.141          8.138          8.133          8.122

FIRST PAY   07/25/08       08/25/06       08/25/05       03/25/05       10/25/04       01/25/04       11/25/02
AVG. LIFE    12.44          10.68          9.75           9.32           8.98           8.30           7.25
FINAL MAT   11/25/08       02/25/07       03/25/06       10/25/05       06/25/05       10/25/04       10/25/03

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. This material is furnished to you solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.
Notes:
1. Yields and Modified Durations are Corporate Bond Equivalent. Yields are calculated to call.
2. Current Balance is projected for each prepayment model; Settlement is in or beyond the Delay Period.
Call Features: 10%
Goldman, Sachs & Co._______________________________________________________

Price/Margin Table                              REPORT PRINT DATE : 05-JUN-96
Portfolio Name : AMRESCO                        REPORT PRINT TIME : 14:11:17
___________________________________________________________________________
Class  : A8
Coupon : 1MO LIBOR + 34bps                Payment Period : MONTHLY
Settlement Date : 06/12/96
Stated Maturity Date : N/A                Accrual Bond : NO
Accrual Start Date : 06/25/96
Original Balance :  $ 42,175,000.00       Days Delay :  0
Last Payment Date : NEW BOND
Current Balance :   $ 42,175,000.00
Next Payment Date : 07/25/96
____________________________________________________________________________
Coupon is paid on a 330/360 basis (not actual/360) and margins are calculated on a 30/360 basis.

Prepay speeds ramp from 0% to X% CPR linearly over 10 months, based on the age of the loan.
GRP I       21%            21%            21%            21%            21%            21%            21%
GRP II      15%            18%            20%            21%            22%            24%            28%

  PRICE
 (32nds)    MARGIN  DUR    MARGIN  DUR    MARGIN  DUR    MARGIN  DUR    MARGIN  DUR    MARGIN  DUR    MARGIN  DUR
- ---------   ------ -----   ------ -----   ------ -----   ------ -----   ------ -----   ------ -----   ------ -----
    99.30   0.3554  3.93   0.3571  3.52   0.3584  3.28   0.3590  3.18   0.3596  3.08   0.3608  2.90   0.3634  2.58
    99.30+  0.3515         0.3528         0.3537         0.3542         0.3546         0.3556         0.3575
    99.31   0.3476         0.3485         0.3491         0.3494         0.3497         0.3503         0.3516
    99.31+  0.3437         0.3441         0.3444         0.3446         0.3447         0.3450         0.3456

   100.00   0.3398  3.93   0.3398  3.52   0.3398  3.28   0.3398  3.18   0.3398  3.08   0.3398  2.90   0.3397  2.58
   100.00+  0.3359         0.3355         0.3351         0.3350         0.3348         0.3345         0.3338
   100.01   0.3321         0.3311         0.3305         0.3302         0.3299         0.3292         0.3279
   100.01+  0.3282         0.3268         0.3259         0.3254         0.3249         0.3240         0.3220
   100.02   0.3243  3.93   0.3225  3.52   0.3212  3.29   0.3206  3.18   0.3200  3.09   0.3187  2.90   0.3161  2.58

FIRST PAY   07/25/96       07/25/96       07/25/96       07/25/96       07/25/96       07/25/96       07/25/96
AVG. LIFE    4.92           4.34           4.00           3.86           3.73           3.47           3.04
FINAL MAT   06/25/06       02/25/06       11/25/05       10/25/05       10/25/05       08/25/05       06/25/05

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. This material is furnished to you solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.
1. Yields and Modified Durations are Corporate Bond Equivalent. Yields are calculated to call.
2. Current Balance is projected for each prepayment model; Settlement is in or beyond the Delay Period.
Call Features: 10% Call
Goldman, Sachs & Co._________________________________________________________